EXHIBIT 99.1

Support.com Reports First Quarter 2014 Financial Results

Redwood City, CA – April 30, 2014 – Support.com, Inc. (NASDAQ: SPRT), a leading provider of cloud-based technology services and software, today reported unaudited financial results for its first quarter ended March 31, 2014.

Q1 2014 Financial Summary

For the first quarter of 2014, total non-GAAP revenue was $18.6 million compared to $20.2 million in the first quarter of 2013 and $24.9 million in the fourth quarter of 2013. Total GAAP revenue for the first quarter of 2014 was $18.6 million compared to $20.2 million in the first quarter of 2013. GAAP revenue in the fourth quarter of 2013 was $24.5 million, after a warrant-related charge to revenue of $394,000.

On a non-GAAP basis, income from continuing operations for the first quarter of 2014 was $490,000, or $0.01 per share, compared to $3.1 million, or $0.06 per share, in the first quarter of 2013 and $5.3 million, or $0.10 per share, in the fourth quarter of 2013.

On a GAAP basis, loss from continuing operations for the first quarter of 2014 was $476,000, or $(0.01) per share, compared to income of $1.9 million, or $0.04 per share, in the first quarter of 2013 and income of $2.8 million, or $0.05 per share, in the fourth quarter of 2013.

Non-GAAP revenue excludes warrant-related charges. Non-GAAP income from continuing operations excludes the warrant-related charge and stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. Collectively, these items impacted income from continuing operations by $966,000 in the first quarter of 2014, $1.2 million in the first quarter of 2013 and $2.4 million in the fourth quarter of 2013. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

"We are pleased with the first quarter’s financial results. The Company executed well and we exceeded our expectations on both the top and bottom lines," said Jim Stephens, Chairman of the Board and Interim Chief Executive Officer. "I’ve been working closely with the team for the past month and I’m excited about the Company’s prospects and the opportunities ahead.”

Balance Sheet Information

At March 31, 2014 cash, cash equivalents and investments were $75.5 million, compared to $72.4 million at December 31, 2013.

Recent Company Highlights

•	Q1 2014 financial results exceeded outlook
•	Cash and cash equivalents increased by $3.1 million sequentially
•	Comcast Home Networking bundle program grew as expected
•	Relationship with Comcast expands and diversifies to include remote support for XFINITY Home, Comcast's next-generation home security and automation system
•	DISH® program continues to roll-out within their service territories and channels
•	Next generation Nexus® Service Platform released to Beta; general release expected in Q2 2014

Conference Call

Support.com will host a conference call discussing the Company's first quarter 2014 results on Wednesday, April 30, 2014 starting at 4:30 p.m. ET (1:30 p.m. PT). The live call may be accessed by dialing (877)-388-8486 (domestic) or (408)-427-3864 (international) and referencing passcode 26258203. A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/investors/events.

About Support.com
Support.com, Inc. (NASDAQ: SPRT) is a leading provider of cloud-based services and software that enable technology support for a connected world. Our premium technology support programs help leading brands create new revenue streams and deepen customer relationships. Our cloud-based Nexus® Service Platform enables companies to resolve connected technology issues quickly, boost their support productivity, and dramatically improve their customer experience. Support.com is the choice of leading communications providers including 3 of the top 5 cable companies in North America, top retailers, and other leading brands in software and connected technology. For more information, please visit us at: www.support.com.

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Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about/careers.

Copyright © 2014 Support.com, Inc. All rights reserved. Support.com and Nexus are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Note on Forward-Looking Statements

This release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; and future performance in economic and other terms. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially including, among others, our ability to retain and grow major programs, our ability to expand our customer base, our ability to market and sell our Nexus Service Platform, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to retain personnel, and our ability to control expenses and achieve desired margins. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded a warrant-related charge and stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Warrant-related charges. When evaluating its operating performance management excludes warrant-related charges against revenue in the period in which performance milestones are met and warrants are earned and issued because the Company does not incur such non-cash charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company's operating performance. For the first quarter of 2014, the warrant-related charge was zero, compared to zero in the first quarter of 2013 and $394,000 in the fourth quarter of 2013.
B. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the performance of the Company's business. Stock-based compensation expense was $622,000 in the first quarter of 2014, compared to $796,000 in the first quarter of 2013 and $1.0 million in the fourth quarter of 2013.

C. Amortization of intangible assets and other. Management excludes acquisition-related intangible asset amortization and other charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization of intangible assets and other was $273,000 in the first quarter of 2014, compared to $335,000 in the first quarter of 2013 and $316,000 in the fourth quarter of 2013.

D. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment charges were zero in the first quarter of 2014, compared to zero in the first quarter of 2013 and $431,000 in the fourth quarter of 2013.

E. Acquisition expense. Management excludes acquisition expense such as legal and advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was zero in the first quarter of 2014, the first quarter of 2013 and the fourth quarter of 2013.

F. Other non-recurring items. Management excludes non-recurring items, which generally do not require cash settlement, when evaluating its operating performance because the Company does not incur such expenses or obtain such benefits on a predictable basis and exclusion of such expenses or benefits enables more consistent evaluation of the Company's operating performance. Other non-recurring items resulted in no expense or benefit in the first quarter of 2014, no expense or benefit in the first quarter of 2013, and an expense of $168,000 in the fourth quarter of 2013.

G. Tax expense associated with acquired goodwill. The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill. Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Tax expense associated with acquired goodwill was $71,000 in the first quarter of 2014, compared to $73,000 in the first quarter of 2013 and $80,000 in the fourth quarter of 2013.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31,	December 31,	March 31,
	2014 (1)	2013 (2)	2013

Assets
Current assets:
Cash, cash equivalents and short-term investments	$75,549	$72,357	$59,474
Accounts receivable, net	12,015	13,993	10,158
Prepaid expenses and other current assets	1,303	1,322	1,746
Total current assets	88,867	87,672	71,378
Property and equipment, net	423	461	534
Purchased technology, net	-	-	41
Goodwill	14,240	14,240	14,240
Intangible assets, net	3,181	3,454	4,440
Other assets	1,114	1,072	1,155

Total assets	$107,825	$106,899	$91,788

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$4,330	$3,017	$3,419
Other accrued liabilities	2,961	3,359	4,785
Short-term deferred revenue	2,985	3,323	6,177
Total current liabilities	10,276	9,699	14,381
Long-term deferred revenue	64	50	108
Other long-term liabilities	1,813	1,754	1,479
Total liabilities	12,153	11,503	15,968

Stockholders' equity:
Common stock	5	5	5
Additional paid-in-capital	258,972	258,291	246,844
Treasury stock	(5,036)	(5,036)	(5,036)
Accumulated other comprehensive loss	(1,797)	(1,874)	(1,502)
Accumulated deficit	(156,472)	(155,990)	(164,491)
Total stockholders' equity	95,672	95,396	75,820

Total liabilities and stockholders' equity	$107,825	$106,899	$91,788

Note 1: Amounts are subject to completion of management's customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2013.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2014 (1)	December 31, 2013	March 31, 2013

Revenue:
Services	$16,726	$21,973	$16,446
Software and other	1,887	2,504	3,756
Total revenue	18,613	24,477	20,202

Cost of revenue:
Cost of services (3)	12,962	14,014	9,310
Cost of software and other (3)	239	300	307
Total cost of revenue	13,201	14,314	9,617
Gross profit	5,412	10,163	10,585
Operating expenses:
Amortization of intangible assets and other	273	316	335
Research and development (3)	1,354	1,410	1,588
Sales and marketing (3)	1,551	2,167	3,936
General and administrative (3)	2,663	3,183	2,763
Total operating expenses	5,841	7,076	8,622

Income (loss) from operations	(429)	3,087	1,963

Interest income and other, net	78	62	73

Income (loss) from continuing operations, before income taxes	(351)	3,149	2,036

Income tax provision	125	326	149

Income (loss) from continuing operations, after income taxes	(476)	2,823	1,887

Income (loss) from discontinued operations, net of income taxes	(6)	50	(5)

Net income (loss)	$(482)	$2,873	$1,882

Income (loss) from continuing operations, after income taxes
Basic	$(0.01)	$0.05	$0.04
Diluted	$(0.01)	$0.05	$0.04

Income (loss) from discontinued operations, net of income taxes
Basic	$(0.00)	$0.00	$(0.00)
Diluted	$(0.00)	$0.00	$(0.00)

Shares used in computing per share amounts:
Basic	53,313	52,959	50,085
Diluted	53,313	54,637	52,141

Note 3: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:

	Three Months Ended
	March 31, 2014	December 31, 2013	March 31, 2013
Cost of revenue:
Cost of services	$87	$407	$92
Cost of software and other	3	$4	3
Operating expenses:
Research and development	167	248	209
Sales and marketing	77	172	108
General and administrative	288	648	384
Total	$622	$1,479	$796

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2014	December 31, 2013	March 31, 2013

GAAP revenue	$18,613	$24,477	$20,202
Warrant-related charge	-	394	-
Non-GAAP revenue	$18,613	$24,871	$20,202

GAAP cost of revenue	$13,201	$14,314	$9,617
Stock-based compensation expense (Cost of revenue portion only)	(90)	(94)	(95)
Restructuring and impairment charges (Cost of revenue portion only)	-	(317)	-
Non-GAAP cost of revenue	$13,111	$13,903	$9,522

GAAP operating expenses	$5,841	$7,076	$8,622
Stock-based compensation expense (Excl. cost of revenue portion)	(532)	(954)	(701)
Amortization of intangible assets and other	(273)	(316)	(335)
Restructuring and impairment charges (Excl. cost of revenue portion)	-	(114)	-
Acquisition expense	-	-	-
Other non-recurring items	-	-	-
Non-GAAP operating expenses	$5,036	$5,692	$7,586

GAAP income tax provision	$125	$326	$149
Tax expense associated with acquired goodwill	(71)	(80)	(73)
Other non-recurring items		(168)	-
Non-GAAP income tax provision	$54	$78	$76

GAAP income (loss) from continuing operations, after income taxes	$(476)	$2,823	$1,887
Warrant-related charge	$-	$394	$-
Stock-based compensation expense	622	1,048	796
Amortization of intangible assets and other	273	316	335
Restructuring and impairment charges	-	431	-
Acquisition expense	-	-	-
Tax expense associated with acquired goodwill	71	80	73
Other non-recurring items	-	168	-
Total impact of Non-GAAP exclusions	966	2,437	1,204
Non-GAAP income from continuing operations, after income taxes	$490	$5,260	$3,091

Income (loss) from continuing operations, after income taxes
Basic - GAAP	$(0.01)	$0.05	$0.04
Basic - Non-GAAP	$0.01	$0.10	$0.06

Diluted - GAAP	$(0.01)	$0.05	$0.04
Diluted - Non-GAAP	$0.01	$0.10	$0.06
Shares used in computing per share amounts (GAAP)
Basic	53,313	52,959	50,085
Diluted	53,313	54,637	52,141
Shares used in computing per share amounts (Non-GAAP)
Basic	53,313	52,959	50,085
Diluted	53,684	54,637	52,141

The adjustments above reconcile the Companys GAAP financial results to the non-GAAP financial measures used by the Company. The Companys non-GAAP financial measures exclude warrant-related charges, stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Companys GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2014 Amounts are subject to completion of management's customary closing and review procedures.

The adjustments above reconcile the Company's GAAP financial results to the non-GAAP financial measures used by the Company. The Company's non-GAAP financial measures exclude a warrant-related charge and stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company's GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures. See the text of this press release for more information on non-GAAP financial measures.

Investor Contact

Carolyn Bass and Jacob Moelter
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com